Decommissioning Liabilities	12 Months Ended
Dec. 31, 2022
Asset Retirement Obligation Disclosure1 [Abstract]
Decommissioning Liabilities

11.	DECOMMISSIONING LIABILITIES
A decommissioning liability is recognized in the period in which it is incurred, on a discounted cash flow basis, if a reasonable estimate can be made. The liability accretes to its full value over time through charges to earnings or loss. In addition, the discounted value is added to the carrying amount of mineral property, plant and equipment, and is amortized on a units-of-production basis over the life of the mine for mines in production. A continuity of the decommissioning liability is as follows:

Total
Balance – current and non-current portion December 31, 2020	$75.2
Reclamation expenditures	(1.2)
Accretion expense	2.3
Revisions to expected discounted cash flows	29.8
Balance – current and non-current portion December 31, 2021	$106.1
Reclamation expenditures	(0.4)
Accretion expense	4.2
Revisions to expected discounted cash flows	6.7
Balance – current and non-current portion December 31, 2022	$116.6
Less: Current portion of decommissioning liability [1]	(8.5)
Balance – non-current portion December 31, 2022	$108.1
1. The current portion of decommissioning liability is included in accounts payable and accrued liabilities (note 10)
The majority of the expenditures are expected to occur between 2024 and 2038. The discount rates used in discounting the estimated reclamation and closure cost obligations were between 2.9% and 10.5% for the year ended December 31, 2022 (2021 – 1.8% and 10.5%), and the inflation rate used was between 1.9% and 9.5% for the year ended December 31, 2022 (2021 – 1.9% and 9.5%).
The total undiscounted value of the decommissioning liabilities at December 31, 2022 was $134.0 million (2021 - $114.9 million).